Exhibit 99.1

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[MED DIVERSIFIED LOGO]

[GRAPHIC]

MED DIVERSIFIED, INC.

Update on Post-Petition Activities and Performance

May 19, 2003

Med Diversified Post-Petition Activities & Performance

[MED DIVERSIFIED LOGO]

Highlights

•                  Q4 (quarter ending 3/31/03) of FY03* was strongest quarterly operating performance in Med Diversified’s history

•                  Level and degree of Chartwell service delivered to patients unaffected by the bankruptcy

•                     Post-petition data from company’s Process Improvement Program (an intense review and analysis of specific quality indicators, such as patient satisfaction surveys and risk event occurrence reporting) showed continued positive trending

•                  Med’s and Chartwell’s financial performance exceeded cash flow budget and forecast

•                  Headquarters expenses reduced by $11 million

•                  Reduced Chartwell’s financing costs by ≈ $3.3 million through 4/30/03

*Med’s fiscal year ends March 31.

Agenda Items

•                  Financial Performance

•                  Cash Flow

•                  Corporate Review

•                  Operations Review

•                  Exit Strategy/Plan of Reorganization Progress

Financial Performance

Financial Highlights for Med Diversified

Med, Consolidated (includes TLC)

(in thousands)

	Three Months Ended**
	3/31/02	6/30/02	9/30/02	12/31/02	3/31/03*
Revenue	99,470	98,393	95,611	89,844	86,736

EBITDA	(203,109)	(2,754)	(4,438)	694	4,520
Equity in Earnings from JVs	844	906	887	1,499	1,424

TOTAL	(202,265)	(1,848)	(3,551)	2,193	5,944

* Estimated before final adjustments for goodwill impairment, if any

** Unaudited

Med, Consolidated (includes TLC)

(in thousands)

	Actual FY03*	Budget FY04	Difference
Revenue	370,583	361,710	(8,873)

EBITDA	(1,978)	21,613	23,591
Equity in Earnings from JVs	4,716	3,014	(1,702)

TOTAL	2,738	24,627	21,889

* Unaudited

Financial Highlights for Chartwell

Chartwell, Consolidated

(in thousands)

	Three Months Ended**
	3/31/02	6/30/02	9/30/02	12/31/02	3/31/03*

Revenue	25,230	28,933	28,403	28,060	27,000

EBITDA	(28,831)	2,115	887	1,630	1,715
Equity in Earnings from JVs	844	906	887	1,499	1,424

TOTAL	(27,987)	3,021	1,774	3,129	3,139

* Estimated before final adjustments for goodwill impairment, if any

** Unaudited

Chartwell, Consolidated

(in thousands)

	Actual FY03*	Budget FY04	Difference
Revenue	112,396	116,655	4,259

EBITDA	6,347	7,247	900
Equity in Earnings from JVs	4,716	3,014	(1,702)

TOTAL	11,063	10,261	(802)

* Unaudited

Cash Flow

Cash Flow

Med and Chartwell Debtors, 12/1/02 – 4/30/03

(in thousands)

	Budget	Actual	Budget to Actual Change

Total Cash Receipts	48,631	48,665	34

Total Cash Disbursements	45,583	44,686	(897)

Increase (decrease) in cash	3,048	3,979	931

Areas of Accomplishment

•                  Corporate Review

•                  Headquarters Reorganization

•                  Legal/Financial Affairs

•                 Operations Review

 •      Chartwell Care Givers

  •                  Chartwell Community Services

  •                  Resource Pharmacy

  •                  Compliance & Regulatory Affairs

  •                  Information Technology

  •                  Human Resources/Payroll

Corporate Review

Headquarters Reorganization

•                 Reduced headcount from 39 to 14

•                 Reduced compensation costs by ≈ $5 million or 65%

•                 Relocated office for annual lease savings of $240,000

 •                   Relocation expense of $12,800

•                 Overall G&A savings at headquarters: ≈ $11 million or 60%

•                 Tender Loving Care currently not paying normal and ordinary management fees

Legal/Financial Affairs

•                 Secured DIP facility with Sun Capital and successfully renegotiated pertinent points; realized savings of ≈ $3.3 million through 4/30/03

	NCFE Costs	Sun Costs
Fees	$1,638,000	$320,000
Reserves not received	$1,989,000
Total	$3,627,000	$320,000

•                 Filed 10-Q for third quarter of fiscal year on time; anticipate filing 10-K on time also

•                 Negotiated and secured court approval of sale of Trestle Corp.’s assets for $1.57 million (which includes assumption of certain liabilities in the amount of $320,000)

•                 Non-debtor operations (joint ventures) reporting at or above plan

Operations Review

Chartwell Care Givers, Inc.

•                 Continued focus on growth

•                   Positive EBITDA in each of the four months following the bankruptcy filing

•                   Positive revenue variance of $50K and a positive EBITDA variance of more than $150K to the forecast for Q4 FY03

•                   Successfully defended revenue base against competitors

•                   New managed care agreements

•                    Illinois: contracts with Aetna, Gentiva and Health Marketing

•                    Ohio: contracts with Ohio Health Choice

•                 Continued accountability to constituencies

•                   Patients: all serviced without interruption since 11/27/02

•                   Payors: No loss of any existing major payor contract or referral source since the filing (new referral sources have actually been added in each market)

•                   Vendors: Convinced majority to remove Chartwell from pre-payment status (which they required post-petition, thus challenging the company’s ability to manage its cash flow.)

•                   Employees:

•                    Lost only 3 of 220 employees due to bankruptcy

•                    No increase in turnover percentage since bankruptcy

•                    Appointed new general manager and two news sales representatives at Ohio branch

Chartwell Community Services

•                 Continued focus on growth

•                   Positive revenue variance of more than $400K and positive EBITDA variance of more than $200K to forecast for Q4 FY03

•                 Continued focus on operational efficiencies

•                   Company-wide DSO consistently remains 30-31 days

•                   Began electronic billing of HMO Blue in 10/02. In 4/03, began electronic billing of Amerigroup. Target DSO for HMOs is 50 days. (Pasadena is the only CCS location that has HMOs as payors.)

•                 Continued accountability to constituencies

•                   Patients: lost only 15 of 7,000 due to bankruptcy

•                   Vendors: convinced majority to remove CCS from pre-payment status (which they required post-petition, thus challenging the company’s ability to manage its cash flow.)

•                   Employees: ZERO loss of full-time staff

•                 Strong performance reviews

•                   Surveyed by Texas Department of Human Services (TDHS)

•                    ZERO deficiencies cited during 1/02, 2/02, 3/03 surveys of most locations. Surveys focused on post-petition financial status, ability to fund payroll and maintenance of client services.

•                    ZERO deficiencies during 4/02 full TDHS licensure survey in Pasadena office

•                    ZERO deficiencies during 4/02 follow-up licensing survey in Laredo office (removed all deficiencies from 2002 survey)

•                   During internal billing integrity audits conducted post-petition, seven out of 10 field locations scored in the “exceptional” range (96% to 100% according to billing integrity threshold criteria)

Resource Pharmacy

•                 Maintained position as #1 provider of pharmacy for long-term care, assisted living & hospice facilities in Nevada

•                 Continued focus on growth

•                   Positive revenue variance of more than $350K and EBITDA on plan for Q4 FY03

•                   Increased revenue by 20% on an annualized basis due to new business acquired in March 2003

•                   Signed and instituted service to three skilled nursing facilities with 350 beds and $1.5 million in annualized revenues

•                   Submitted application to become a Medicare provider

•                 Continued accountability to constituencies

•                   Patients: all serviced without interruption since bankruptcy

•                   Payors: no loss of any existing major payor contract or referral source since the filing

•                   Vendors: continued relationships with primary vendors

•                   Employees: no increase in turnover percentage since bankruptcy

•                 Continued focus on operational efficiencies

•                   Gross payroll dropped on a quarter-by-quarter basis

•                   Reduced G&A costs from transferring A/P function from Las Vegas to Addison, TX

•                   Exited California market as the business serviced was unprofitable

•                   Began Medicaid Point of Sale submissions to improve cash flow yielding payments within 14 days of submission

•                   Instituted Medicaid Resubmission Project to recoup $695K in outstanding claims rejected by Anthem Blue Cross

•                 Strong performance reviews

•                   Received successful billing integrity audit and positive sales tax audit; completed compliance training & audit

Compliance & Regulatory Affairs

•                 Fully implemented HIPAA privacy policies

•                 Completed company-wide privacy and security training for all Med/CDSI employees

•                   All training performed in-house: HIPAA training team self-educated

•                   Massive cost savings by not outsourcing; only minimal planning costs

•                 Med/CDSI shared HIPAA plan with Tender Loving Care to ensure their success

Information Technology

•                 Made significant progress towards conversion to electronic billing

•                   Produced work plan for electronic billing to cut financing costs, DSO and administrative costs

•                   CCS successfully transitioned all intermediaries to electronic billing while maintaining a DSO under 30 days

•                   CCG submitted first live claims electronically

•                 Generated HIPAA security program and provided field training. Corrected all addressable IT components to make them HIPAA compliant.

•                 Completed upgrade of Oracle conversion 100% in-house, saving more than $200,000 in contracting fees

•                 Cut data networking costs by consolidating and re-engineering data circuits in corporate office; maintained same network capacity

•                 Staff reductions: 2 FTEs (while maintaining good level of customer field support)

Human Resources/Payroll

•                 Continued low turnover throughout filing and reorganization; the few vacated positions have been filled with relative ease (despite disclosure to candidates of Chapter 11 status)

•                 Negotiating with ADP (payroll/HR software platform company) to reduce costs by selecting platform with fewer features

•                 Employee headcount in payroll department reduced by two ($100,000 savings)

•                 HR Department Staffing

•                   Functioning with reduced headcount since immediately prior to 11/27/02

•                   Current staff: 1 HR Manager, 1 Corporate Benefits Manager, 1 HR Representative, 1 HRIS Specialist

•                   Staff reductions: 2 HR Directors; 1 VP of HR & Administration

Exit Strategy /
Plan of Reorganization Progress

Plan of Reorganization Progress

•                 Developed five-year financial plan for Med Diversified and subsidiaries (including TLC)

•                 Continuing negotiations with creditors:

•                   PIBL

•                   NCFE (litigation may be required)

•                   Med’s Creditors’ Committee (talks in preliminary stages)

•                   Chartwell Care Givers’ Creditors’ Committee (talks have been positive)

•                 Agreed to coordinate common plan of reorganization with TLC

•                 Stabilized governance issues with TLC

•                 Analyzing recently received claims register

•                 Preparing to commence litigation against Stephen Savitsky (former CEO of TLC) and two other former TLC executives to recover $12.73 million (plus interest, costs & attorneys’ fees)

•                 Prepared draft of complaint against NCFE and distributed it to Med’s and Chartwell’s Creditors’ Committees